EXHIBIT 32.2
                                                                    ------------


                                  CERTIFICATION


         The undersigned officer of Abitibi-Consolidated Inc. (the "Company"), does hereby certify that to the best of my knowledge:


         1. the Report on Form 6-K of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   April 27, 2005


/s/ Pierre Rougeau
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Pierre Rougeau
Senior Vice-President, Corporate
Development and Chief Financial Officer